                                                                  EXHIBIT 10.1.4






                      FOURTH AMENDMENT TO CREDIT AGREEMENT

         FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of July 13, 1998 (this "Amendment"), among AMTROL HOLDINGS, INC., a Delaware corporation ("Holdings"), AMTROL INC., a Rhode Island corporation (the "Borrower"), the various financial institutions party to the Credit Agreement referred to below (the "Banks"), MORGAN STANLEY SENIOR FUNDING, INC., as Documentation Agent (in such capacity, the "Documentation Agent"), and BANKERS TRUST COMPANY, as Administrative Agent (in such capacity, the " Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :

         WHEREAS, Holdings, the Borrower, the Banks, the Documentation Agent and the Administrative Agent are parties to a Credit Agreement, dated as of November 13, 1996 (as amended, modified or supplemented to the date hereof, the "Credit Agreement"); and

         WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

         NOW, THEREFORE, it is agreed:

I.  AMENDMENT TO CREDIT AGREEMENT.

         1. Section 4.02(A)(c) of the Credit Agreement is hereby amended by (x) inserting the text "(i)" immediately following the text "PROVIDED that" appearing in the first sentence of said Section and (y) inserting the text "and
(ii) up to an additional $3,000,000 of the Net Cash Proceeds from the sales of Designated Assets constituting Asset Sales" immediately following the text "from Asset Sales" appearing in the first sentence of said Section. --------

         2. Notwithstanding anything to the contrary contained in Sections 3.03(e), 4.02(A)(e) and 4.02(B)(a) of the Credit Agreement, $10,250,000 of the
proceeds from the issuance by Holdings of Holdings Common Stock and $10,250,000 of the proceeds from the issuance by Holdings of Holdings Preferred Stock, in each case to Cypress and certain Management Investors on the Fourth Amendment Effective Date (as defined below), shall not be required to be applied as a mandatory repayment of principal of the then outstanding Term Loans or to permanently reduce the Total Revolving Commitment as otherwise required by the relevant terms of said Sections, so long as (i) at least $8,700,000 of the aggregate proceeds of such issuances are applied as a mandatory repayment of principal of outstanding A Term Loans on the

                                                                  EXHIBIT 10.1.4


Fourth Amendment Effective Date, (ii) $11,800,000 of the aggregate proceeds of such issuances are utilized to repay outstanding Revolving Loans on the Fourth Amendment Effective Date and (iii) the mandatory repayment of A Term Loans required pursuant to clause (i) above is applied (x) FIRST, to reduce the then remaining Scheduled Repayments of the A Term Facility in direct order of maturity for the fiscal quarters ended September 30, 1998 and December 31, 1998 and (y) SECOND, to reduce the then remaining Scheduled Repayments of the A Term Facility on a PRO RATA basis (based upon the then remaining Scheduled Repayments of the A Term Facility).

         3. Section 7.01(e) of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing immediately prior to the text "(y) in the case" in said Section and inserting a comma in lieu thereof and (ii) inserting the following new clause (z) at the end of said Section:

                  "and (z) in the case of the certificate delivered pursuant to Sections 7.01(a) and (b) for any fiscal year or quarter, as the case may be, ended on or prior to the fiscal quarter ended March 31, 2000, shall set forth the amount and type of each permitted non-recurring charge (as set forth in Annex X) taken in each fiscal quarter constituting a part of the Test Period ending on the last day of the fiscal year or quarter covered by such financial statements and applied to reduce Consolidated EBITDA for such Test Period".

         4. Section 8.02(f) of the Credit Agreement is hereby amended by deleting the date "December 31, 1998" appearing in said Section and inserting the date "December 31, 2000" in lieu thereof.

         5. Section 8.09(a) of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (v) of said Section, (ii) deleting the period at the end of clause (vi) of said Section and inserting the text ";and" at the end of said clause and (iii) inserting the following new clause (vii) at the end of said Section:

                  "(vii) Holdings may pay regularly scheduled Dividends on the Holdings Preferred Stock pursuant to the terms thereof and the certificate of designation therefor through the issuance of additional shares of Holdings Preferred Stock."

         6. Section 8.11 of the Credit Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting in lieu thereof the following new table:

         "Fiscal Quarter Ending Closest To:           Ratio
         ----------------------------------           -----

         December 31, 1996                            1.60:1.0

         March 31, 1997                               1.60:1.0
         June 30, 1997                                1.60:1.0
         September 30, 1997                           1.60:1.0
         December 31, 1997                            1.55:1.0

                                                                  EXHIBIT 10.1.4


         March 31, 1998                               1.55:1.0
         June 30, 1998                                1.35:1.0
         September 30, 1998                           1.35:1.0
         December 31, 1998                            1.35:1.0

         March 31, 1999                               1.35:1.0
         June 30, 1999                                1.35:1.0
         September 30, 1999                           1.45:1.0
         December 31, 1999                            1.50:1.0

         March 31, 2000                               1.50:1.0
         June 30, 2000                                1.55:1.0
         September 30, 2000                           1.60:1.0
         December 31, 2000                            1.65:1.0

         March 31, 2001                               1.70:1.0
         June 30, 2001                                1.75:1.0
         September 30, 2001                           1.80:1.0
         December 31, 2001                            1.85:1.0

         March 31, 2002                               1.85:1.0
         June 30, 2002                                1.90:1.0
         September 30, 2002                           1.95:1.0
         December 31, 2002                            2.00:1.0

         March 31, 2003                               2.10:1.0
         June 30, 2003                                2.15:1.0
         September 30, 2003                           2.25:1.0
         December 31, 2003                            2.30:1.0

         March 31, 2004                               2.35:1.0
         June 30, 2004                                2.50:1.0".

         7. Section 8.12 of the Credit Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting in lieu thereof the following new table:

         "Fiscal Quarter Ending Closest To:           Ratio
         ----------------------------------           -----

         December 31, 1996                            6.25:1.0

         March 31, 1997                               6.25:1.0
         June 30, 1997                                6.25:1.0
         September 30, 1997                           6.25:1.0
         December 31, 1997                            6.40:1.0

         March 31, 1998                               6.60:1.0
         June 30, 1998                                7.80:1.0

                                                                  EXHIBIT 10.1.4


         September 30, 1998                           7.80:1.0
         December 31, 1998                            7.80:1.0

         March 31, 1999                               7.80:1.0
         June 30, 1999                                7.75:1.0
         September 30, 1999                           7.25:1.0
         December 31, 1999                            6.75:1.0

         March 31, 2000                               6.50:1.0
         June 30, 2000                                6.50:1.0
         September 30, 2000                           6.25:1.0
         December 31, 2000                            5.85:1.0

         March 31, 2001                               5.85:1.0
         June 30, 2001                                5.85:1.0
         September 30, 2001                           5.50:1.0
         December 31, 2001                            5.25:1.0

         March 31, 2002                               5.25:1.0
         June 30, 2002                                5.25:1.0
         September 30, 2002                           4.75:1.0
         December 31, 2002                            4.50:1.0

         March 31, 2003                               4.50:1.0
         June 30, 2003                                4.50:1.0
         September 30, 2003                           4.40:1.0
         December 31, 2003                            4.20:1.0

         March 31, 2004                               3.80:1.0
         June 30, 2004                                3.25:1.0".

         8. Section 8.13 of the Credit Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting in lieu thereof the following new table:

         "Fiscal Quarter Ending Closest To:           Amount
         ----------------------------------           ------

         December 31, 1996                            $27,800,000

         March 31, 1997                               $26,640,000
         June 30, 1997                                $26,640,000
         September 30, 1997                           $26,640,000
         December 31, 1997                            $26,640,000

         March 31, 1998                               $27,330,000
         June 30, 1998                                $25,000,000
         September 30, 1998                           $25,000,000
         December 31, 1998                            $25,000,000

                                                                  EXHIBIT 10.1.4


         March 31, 1999                               $25,000,000
         June 30, 1999                                $25,000,000
         September 30, 1999                           $26,000,000
         December 31, 1999                            $27,000,000

         March 31, 2000                               $27,000,000
         June 30, 2000                                $28,000,000
         September 30, 2000                           $28,500,000
         December 31, 2000                            $29,500,000

         March 31, 2001                               $30,000,000
         June 30, 2001                                $31,000,000
         September 30, 2001                           $32,000,000
         December 31, 2001                            $33,000,000

         March 31, 2002                               $33,000,000
         June 30, 2002                                $34,000,000
         September 30, 2002                           $34,500,000
         December 31, 2002                            $35,000,000

         March 31, 2003                               $36,000,000
         June 30, 2003                                $37,000,000
         September 30, 2003                           $37,500,000
         December 31, 2003                            $38,500,000

         March 31, 2004                               $39,000,000
         June 30, 2004                                $39,500,000".

         9. The definition of "Consolidated EBITDA" appearing in Section 10 of the Credit Agreement is hereby amended by inserting the following proviso at the end of said definition:

         ", PROVIDED FURTHER that Consolidated EBITDA for each Test Period ending on or prior to March 31, 2000 shall mean the sum of (x) Consolidated EBITDA for such Test Period as determined without regard to this proviso PLUS (y) to the extent Consolidated EBITDA for any such Test Period has been reduced (whether directly or through reductions to Consolidated Net Income) by an amount not to exceed the remainder of
         (x) the sum of the permitted non-recurring charges as set forth in Annex X hereto LESS (y) the sum of the relevant non-recurring charges (or portion thereof) taken or to be taken in a fiscal quarter not constituting a part of such Test Period, the amount of each such reduction for each such Test Period".

                                                                  EXHIBIT 10.1.4



         10. Section 10 of the Credit Agreement is hereby further amended by inserting the following new definition in said Section in appropriate alphabetical order:

                  "Holdings Preferred Stock" shall mean Holdings' Preferred Stock , par value $.01 per share, issued pursuant to the Certificate of Designations, dated as of July 31, 1998, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof, which Preferred Stock shall not be mandatorily redeemable prior to the twelfth anniversary of its initial date of issuance.

         11. Notwithstanding anything to the contrary contained in Section 8.15 of the Credit Agreement or in the Pledge Agreement, the Banks hereby agree that Holdings and its Subsidiaries shall not be required to pledge to the Pledgee under the Pledge Agreement the stock of AMTROL Holding Portugal, SGPS, Unipessoal, Lda., AMTROL Holding Netherlands B.V., AMTROL Europe Ltd. or AMTROL Holding GmbH until 60 days following the Fourth Amendment Effective Date and then only to the extent required to be pledged pursuant to the terms of the Pledge Agreement. The Banks hereby waive any Event of Default which may have arisen under Section 9.03 or 9.07 of the Credit Agreement as a result of the failure by Holdings and its Subsidiaries to pledge the stock of AMTROL Holding Portugal, SGPS, Unipessoal, Lda., AMTROL Europe Ltd. and AMTROL Holding GmbH to the Pledgee pursuant to, and in accordance with the terms of, the Pledge Agreement prior to the Fourth Amendment Effective Date.

         12.. Annex VII to the Credit Agreement is hereby amended by deleting said Annex in its entirety and replacing the same with new Annex VII in the form attached hereto as Annex VII.

         13. The Credit Agreement is hereby amended by adding Annex X in the form attached hereto immediately after Annex IX appearing in the Credit Agreement.

II.  MISCELLANEOUS PROVISIONS.

         1. In order to induce the Banks to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that:

                  (a) no Default or Event of Default exists as of the Fourth Amendment Effective Date, after giving effect to this Amendment; and

                  (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Fourth Amendment Effective Date, after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

         2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

         4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         5. This Amendment shall become effective on the date (the "Fourth Amendment Effective Date") when (i) Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office and (ii) Holdings shall have issued Holdings Preferred Stock and Holdings Common Stock to Cypress and certain Management Investors generating cash proceeds of $20,500,000.

         6. From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

                                                                  EXHIBIT 10.1.4


         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                      AMTROL HOLDINGS, INC.


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                      AMTROL INC.



                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                      BANKERS TRUST COMPANY, Individually
                                        and as Administrative Agent


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                      MORGAN STANLEY SENIOR FUNDING, INC.,
                                        Individually and as Documentation Agent


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                                                  EXHIBIT 10.1.4



                                      BANKBOSTON, N.A.


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                      THE BANK OF NEW YORK



                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                      THE BANK OF NOVA SCOTIA


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                      CITIZENS FINANCIAL GROUP INC


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                      FIRST SOURCE FINANCIAL LLP
                                        By First Source Financial Inc.,
                                        Its manager



                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                                                  EXHIBIT 10.1.4


                                      FLEET NATIONAL BANK



                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                      SOCIETE GENERALE



                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                      AMARA-1 FINANCE LTD.



                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                                                  EXHIBIT 10.1.4



                                      CERES FINANCE LTD.


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                      KZH HOLDING CORPORATION III



                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                                                  EXHIBIT 10.1.4


                                DESIGNATED ASSETS


         Designated Assets                                % of Cash Proceeds
         -----------------                                ------------------

         Plano, Texas Facility                            100%

         Peru, Indiana                                    At least 60%

         Houses and land assets with                      100%
         a fair market value not in
         excess of $2,500,000

         Real property in Nashville,                      100%
         Tennessee with a fair market value
         not in excess of $1,500,000

                                                                  EXHIBIT 10.1.4


              NON-RECURRING CHARGES/CONSOLIDATED EBITDA ADJUSTMENTS


  Non-Recurring Charges
  ---------------------

Production relocation costs
not to exceed:                           $ 4,500,000

Workers compensation
costs not to exceed:                     $   600,000

Management
reorganization costs not to
exceed:                                  $ 4,000,000

Incremental HotWater
Maker returns not to
exceed:                                  $ 4,500,000

Failed acquisition costs not
to exceed:                               $   150,000

Obsolete inventory write-down
not to exceed:                           $ 2,000,000

Costs and expenses relating
to product liability lawsuit
not to exceed:                           $   250,000



Incremental plant closing
costs not to exceed:                     $ 4,450,000
                                         -----------

                                         $20,450,000